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                                                     Exhibit 10.3
[LOGO]

CROSS-CORPORATE CONTINUING GUARANTY

BORROWERS:     SA TELECOMMUNICATIONS, INC.
               U.S. COMMUNICATIONS, INC.
               LONG DISTANCE NETWORK, INC.
               SOUTHWEST LONG DISTANCE NETWORK, INC.

GUARANTORS:    SA TELECOMMUNICATIONS, INC.
               U.S. COMMUNICATIONS, INC.
               LONG DISTANCE NETWORK, INC.
               SOUTHWEST LONG DISTANCE NETWORK, INC.

DATE:          DECEMBER 26, 1996

   THIS CROSS-CORPORATE CONTINUING GUARANTY is executed by the above-named guarantors (jointly and severally, the "Guarantor"), as of the above date, in favor of GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation ("GBC"), whose address is 10880 Wilshire Boulevard, Suite 950, Los Angeles, CA 90024 with respect to the Indebtedness of each and all of the above-named borrowers (jointly and severally, the "Borrower").

   1. CONTINUING GUARANTY. Guarantor hereby unconditionally guarantees and promises to pay on demand to GBC in lawful money of the United States, and to perform for the benefit of GBC, all of the Borrower's present and future Indebtedness (as defined below) to GBC.

   2. "INDEBTEDNESS." As used in this Guaranty, the term "Indebtedness" is used in its most comprehensive sense and shall mean and include without limitation: (a) any and all debts, duties, obligations, liabilities, representations, warranties and guaranties of Borrower or any one or more of them, heretofore, now, or hereafter made, incurred, or created, whether directly to GBC or acquired by GBC by assignment or otherwise, or held by GBC on behalf of others, however arising, whether voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated, certain or uncertain, determined or undetermined, monetary or nonmonetary, written or oral, and whether Borrower may be liable individually or jointly with others, and regardless of whether recovery thereon may be or hereafter become barred by any statute of limitations, discharged or uncollectible in any bankruptcy, insolvency or other proceeding, or otherwise unenforceable; and (b) any and all amendments, modifications, renewals and extensions of any or all of the foregoing, including without limitation amendments, modifications, renewals and extensions which are evidenced by any new or additional instrument, document or agreement; and (c) any and all attorneys' fees, court costs, and collection charges incurred in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor, or any other person liable thereon (whether or not suit be brought) and any other expenses of, for or incidental to collection thereof.

   3. WAIVERS. Guarantor hereby waives: (a) presentment for payment, notice of dishonor, demand, protest, and notice thereof as to any instrument, and all other notices and demands to which Guarantor might be entitled, including without limitation notice of all of the following: the acceptance hereof; the creation, existence, or acquisition of any Indebtedness; the amount of the Indebtedness from time to time outstanding; any foreclosure sale or other disposition of any property which secures any or all of the Indebtedness or which secures the obligations of any other guarantor of any or all of the Indebtedness; any adverse change in Borrower's financial position; any other fact which might increase Guarantor's risk; any default, partial payment or non-payment of all or any part of the Indebtedness; the occurrence of any other Event of Default (as hereinafter defined); any and all agreements and arrangements between GBC and Borrower and any changes, modifications, or extensions thereof, and any revocation, modification or

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release of any guaranty of any or all of the Indebtedness by any person
(including without limitation any other person signing this Guaranty); (b) any right to require GBC to institute suit against, or to exhaust its rights and remedies against, Borrower or any other person, or to proceed against any property of any kind which secures all or any part of the Indebtedness, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with GBC or any indebtedness of GBC to Borrower, or to exercise any other right or power, or pursue any other remedy GBC may have; (c) any defense arising by reason of any disability or other defense of Borrower or any other guarantor or any endorser, co-maker or other person, or by reason of the cessation from any cause whatsoever of any liability of Borrower or any other guarantor or any endorser, co-maker or other person, with respect to all or any part of the Indebtedness, or by reason of any act or omission of GBC or others which directly or indirectly results in the discharge or release of Borrower or any other guarantor or any other person or any Indebtedness or any security therefor, whether by operation of law or otherwise; (d) any defense arising by reason of any failure of GBC to obtain, perfect, maintain or keep in force any security interest in, or lien or encumbrance upon, any property of Borrower or any other person; (e) any defense based upon any failure of GBC to give Guarantor notice of any sale or other disposition of any property securing any or all of the Indebtedness, or any defects in any such notice that may be given, or any failure of GBC to comply with any provision of applicable law in enforcing any security interest in or lien upon any property securing any or all of the Indebtedness including, but not limited to, any failure by GBC to dispose of any property securing any or all of the Indebtedness in a commercially reasonable manner; (f) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against Borrower or any other guarantor or any endorser, co-maker or other person, including without limitation any discharge of, or bar against collecting, any of the Indebtedness (including without limitation any interest thereon), in or as a result of any such proceeding; and (g) the benefit of any and all statutes of limitation with respect to any action based upon, arising out of or related to this Guaranty. Until all of the Indebtedness has been paid, performed, and discharged in full, nothing shall discharge or satisfy the liability of Guarantor hereunder except the full performance and payment of all of the Indebtedness. If any claim is ever made upon GBC for repayment or recovery of any amount or amounts received by GBC in payment of or on account of any of the Indebtedness, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever, and GBC repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over GBC or any of its property, or by reason of any settlement or compromise of any such claim effected by GBC with any such claimant (including without limitation the Borrower), then and in any such event, Guarantor agrees that any such judgment, decree, order, settlement and compromise shall be binding upon Guarantor, notwithstanding any revocation or release of this Guaranty or the cancellation of any note or other instrument evidencing any of the Indebtedness, or any release of any of the Indebtedness, and the Guarantor shall be and remain liable to GBC under this Guaranty for the amount so repaid or recovered, to the same extent as if such amount had never originally been received by GBC, and the provisions of this sentence shall survive, and continue in effect, notwithstanding any revocation or release of this Guaranty. Until all of the Indebtedness has been irrevocably paid and performed in full, Guarantor hereby expressly and unconditionally waives all rights of subrogation, reimbursement and indemnity of every kind against Borrower, and all rights of recourse to any assets or property of Borrower, and all rights to any collateral or security held for the payment and performance of any Indebtedness, including (but not limited to) any of the foregoing rights which Guarantor may have under any present or future document or agreement with any Borrower or other person, and including (but not limited to) any of the foregoing rights which Guarantor may have under any equitable doctrine of subrogation, implied contract, or unjust enrichment, or any other equitable or legal doctrine. Neither GBC, nor any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing GBC shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Guarantor or any other party through the ordinary negligence of GBC, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing GBC.

   4. CONSENTS. Guarantor hereby consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, GBC may, from time to time before or after revocation of this Guaranty, do any one or more of the following in GBC's sole and absolute discretion: (a) accelerate, accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Indebtedness; (b) grant any other indulgence to Borrower or any other person in respect of any or all of the Indebtedness or any other matter;
(c) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Indebtedness or any guaranty of any or all of the Indebtedness, or on which GBC at any time may have a lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; (d) substitute or add, or take any action or omit to take any action which results in the release of, any one or more endorsers or guarantors of all or any part of the Indebtedness, including, without limitation one or more parties to this Guaranty, regardless of any destruction or impairment of any right of contribution or other right of Guarantor; (e) amend, alter or change in any respect whatsoever any term or provision relating to any or all of the Indebtedness, including the rate of interest thereon; (f) apply any sums received from Borrower, any other guarantor, endorser, or co-signer, or from the disposition of any collateral or security, to any indebtedness

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whatsoever owing from such person or secured by such collateral or security, in such manner and order as GBC determines in its sole discretion, and regardless of whether such indebtedness is part of the Indebtedness, is secured, or is due and payable; (g) apply any sums received from Guarantor or from the disposition of any collateral or security securing the obligations of Guarantor, to any of the Indebtedness in such manner and order as GBC determines in its sole discretion, regardless of whether or not such Indebtedness is secured or is due and payable. Guarantor consents and agrees that GBC shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Indebtedness. Guarantor further consents and agrees that GBC shall have no duties or responsibilities whatsoever with respect to any property securing any or all of the Indebtedness. Without limiting the generality of the foregoing, GBC shall have no obligation to monitor, verify, audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Indebtedness.

   5. NO COMMITMENT. Guarantor acknowledges and agrees that acceptance by GBC of this Guaranty shall not constitute a commitment of any kind by GBC to extend such credit or other financial accommodation to Borrower or to permit Borrower to incur Indebtedness to GBC.

   6. EXERCISE OF RIGHTS AND REMEDIES; FORECLOSURE OF TRUST DEEDS. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, GBC may, from time to time *, before or after revocation of this Guaranty, exercise any right or remedy it may have with respect to any or all of the Indebtedness or any property securing any or all of the Indebtedness or any guaranty thereof, including without limitation judicial foreclosure, nonjudicial foreclosure, exercise of a power of sale, and taking a deed, assignment or transfer in lieu of foreclosure as to any such property, and Guarantor expressly waives any defense based upon the exercise of any such right or remedy, notwithstanding the effect thereof upon any of Guarantor's rights, including without limitation, any destruction of Guarantor's right of subrogation against Borrower and any destruction of Guarantor's right of contribution or other right against any other guarantor of any or all of the Indebtedness or against any other person, whether by operation of Sections 580a, 580d or 726 of the California Code of Civil Procedure, or any comparable provisions of the laws of any other jurisdiction, or any other statutes or rules of law now or hereafter in effect, or otherwise. Without limiting the generality of the foregoing, (a) Guarantor waives all rights and defenses arising out of an election of remedies by GBC, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any of the Indebtedness, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise. (b) Guarantor further waives all rights and defenses arising out of an election of remedies by GBC, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any of the Indebtedness, has destroyed the guarantor's rights of subrogation, reimbursement and contribution against any other guarantor of the guaranteed obligation, by the operation of Section 580d of the Code of Civil Procedure or otherwise. (c) Guarantor understands that if GBC forecloses any present or future trust deed, which secures any or all of the Indebtedness or which secures any other guaranty of any or all of the Indebtedness, by nonjudicial foreclosure, Guarantor may, as a result, have a complete defense to liability under this Guaranty, based on the legal doctrine of estoppel and Sections 580a, 580d or 726 of the California Code of Civil Procedure, and GUARANTOR HEREBY EXPRESSLY WAIVES ALL SUCH DEFENSES. (d) Guarantor understands and agrees that, in the event GBC in its sole discretion forecloses any trust deed now or hereafter securing any or all of the Indebtedness, by nonjudicial foreclosure, Guarantor will remain liable to GBC for any deficiency, even though Guarantor will lose his right of subrogation against the Borrower, and even though Guarantor will be unable to recover from the Borrower the amount of the deficiency for which Guarantor is liable, and even though Guarantor may have retained his right of subrogation against Borrower if GBC had foreclosed said trust deed by judicial foreclosure as opposed to nonjudicial foreclosure, and even though absent the waivers set forth herein Guarantor may have had a complete defense to any liability for any deficiency hereunder. (e) Guarantor understands and agrees that, in the event GBC in its sole discretion forecloses any trust deed now or hereafter securing any other guaranty of any or all of the Indebtedness, by nonjudicial foreclosure, Guarantor will remain liable to GBC for any deficiency, even though Guarantor will lose his right of subrogation or contribution against the other guarantor, and even though Guarantor will be unable to recover from the other guarantor any part of the deficiency for which Guarantor is liable, and even though Guarantor may have retained his right of subrogation or contribution against the other guarantor if GBC had foreclosed said trust deed by judicial foreclosure as opposed to nonjudicial foreclosure, and even though absent the waivers set forth herein Guarantor may have had a complete defense to any liability for any deficiency hereunder.

   *AFTER AN EVENT OF DEFAULT WHICH IS CONTINUING

   7. ACCELERATION. Notwithstanding the terms of all or any part of the Indebtedness, the obligations of the Guarantor hereunder to pay and perform all of the Indebtedness shall, at the option of GBC, immediately become due and payable, without notice, and without regard to the expressed maturity of any of the Indebtedness, in the event: (a) Guarantor shall fail to pay or perform when due any of its obligations under this Guaranty; or (b) any default or event of default occurs under any present or future loan agreement or other instrument, document, or agreement between GBC and Borrower or between GBC and Guarantor. The foregoing are referred to in this Guaranty as "Events of Default".

   8. INDEMNITY. Guarantor hereby agrees to indemnify GBC and hold GBC harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including

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without limitation * attorneys' fees), of every nature, character and description, which GBC may sustain or incur based upon or arising out of any of the Indebtedness, any actual or alleged failure to collect and pay over any withholding or other tax relating to Borrower or its employees, any relationship or agreement between GBC and Borrower, any actual or alleged failure of GBC to comply with any writ of attachment or other legal process relating to Borrower or any of its property, or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by GBC relating in any way to Borrower or the Indebtedness (except any such amounts sustained or incurred as the result of the gross negligence or willful misconduct of GBC or any of its directors, officers, employees, agents, attorneys, or any other person affiliated with or representing GBC). Notwithstanding any provision in this Guaranty to the contrary, the indemnity agreement set forth in this Section shall survive any termination or revocation of this Guaranty and shall for all purposes continue in full force and effect.

   *REASONABLE

   9.  SUBORDINATION.   *Any and all rights of Guarantor under any and all
debts, liabilities and obligations owing from Borrower to Guarantor, including any security for and guaranties of any such obligations, whether now existing or hereafter arising, are hereby subordinated in right of payment to the prior payment in full of all of the Indebtedness. If any Event of Default has occurred, Borrower and any assignee, trustee in bankruptcy, receiver, or any other person having custody or control over any or all of Borrower's property are hereby authorized and directed to pay to GBC the entire unpaid balance of the Indebtedness before making any payments whatsoever to Guarantor, whether as a creditor, shareholder, or otherwise; and insofar as may be necessary for that purpose, Guarantor hereby assigns and transfers to GBC all rights to any and all debts, liabilities and obligations owing from Borrower to Guarantor, including any security for and guaranties of any such obligations, whether now existing or hereafter arising, including without limitation any payments, dividends or distributions out of the business or assets of Borrower. Any amounts received by Guarantor in violation of the foregoing provisions shall be received and held as trustee for the benefit of GBC and shall forthwith be paid over to GBC to be applied to the Indebtedness in such order and sequence as GBC shall in its sole discretion determine, without limiting or affecting any other right or remedy which GBC may have hereunder or otherwise and without otherwise affecting the liability of Guarantor hereunder. Guarantor hereby expressly waives any right to set-off or assert any counterclaim against Borrower.

   *AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT

   10. REVOCATION. This is a Continuing Guaranty relating to all of the Indebtedness, including Indebtedness arising under successive transactions which from time to time continue the Indebtedness or renew it after it has been satisfied. The obligations of Guarantor hereunder may be terminated only as to future transactions and only by giving 90 days' advance written notice thereof to GBC at its address above by registered first-class U.S. mail, postage prepaid, return receipt requested. No such revocation shall be effective until 90 days following the date of actual receipt thereof by GBC. Notwithstanding such revocation, this Guaranty and all consents, waivers and other provisions hereof shall continue in full force and effect as to any and all Indebtedness which is outstanding on the effective date of revocation and all extensions, renewals and modifications of said Indebtedness (including without limitation amendments, extensions, renewals and modifications which are evidenced by new or additional instruments, documents or agreements executed after revocation), and all interest thereon, then and thereafter accruing, and all * attorneys' fees, court costs and collection charges theretofore and thereafter incurred in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor or any other person liable thereon (whether or not suit be brought) and any other expenses of, for or incidental to collection thereof.

   *REASONABLE

   11. INDEPENDENT LIABILITY. Guarantor hereby agrees that one or more successive or concurrent actions may be brought hereon against Guarantor, in the same action in which Borrower may be sued or in separate actions, as often as deemed advisable by GBC. The liability of Guarantor hereunder is exclusive and independent of any other guaranty of any or all of the Indebtedness whether executed by Guarantor or by any other guarantor (including without limitation any other persons signing this Guaranty). The liability of Guarantor hereunder shall not be affected, revoked, impaired, or reduced by any one or more of the following: (a) the fact that the Indebtedness exceeds the maximum amount of Guarantor's liability, if any, specified herein or elsewhere (and no agreement specifying a maximum amount of Guarantor's liability shall be enforceable unless set forth in a writing signed by GBC or set forth in this Guaranty); or (b) any direction as to the application of payment by Borrower or by any other party; or (c) any other continuing or restrictive guaranty or undertaking or any limitation on the liability of any other guarantor (whether under this Guaranty or under any other agreement); or
(d) any payment on or reduction of any such other guaranty or undertaking; or
(e) any revocation, amendment, modification or release of any such other guaranty or undertaking; or (f) any dissolution or termination of, or increase, decrease, or change in membership of any Guarantor which is a partnership. Guarantor hereby expressly represents that it was not induced to give this Guaranty by the fact that there are or may be other guarantors either under this Guaranty or otherwise, and Guarantor agrees that any release of any one or more of such other guarantors shall not release Guarantor from its obligations hereunder either in full or to any lesser extent.

   12. FINANCIAL CONDITION OF BORROWER. Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty at Borrower's

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request and based solely upon its own independent investigation of all matters pertinent hereto, and Guarantor is not relying in any manner upon any representation or statement of GBC with respect thereto. Guarantor represents and warrants that it is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower's financial condition and any other matter pertinent hereto as Guarantor may desire, and Guarantor is not relying upon or expecting GBC to furnish to him any information now or hereafter in GBC's possession concerning the same or any other matter.

   13. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants that (i) it is in Guarantor's direct interest to assist Borrower in procuring credit, because Borrower is an affiliate of Guarantor, furnishes goods or services to Guarantor, purchases or acquires goods or services from Guarantor, and/or otherwise has a direct or indirect corporate or business relationship with Guarantor, (ii) this Guaranty has been duly and validly authorized, executed and delivered and constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, and (iii) the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to which Guarantor is a party or by which it or its assets are affected or bound.

   14. COSTS; INTEREST. Whether or not suit be instituted, Guarantor agrees to reimburse GBC on demand for all reasonable attorneys' fees and all other reasonable costs and expenses incurred by GBC in enforcing this Guaranty, or arising out of or relating in any way to this Guaranty, or in enforcing any of the Indebtedness against Borrower, Guarantor, or any other person, or in connection with any property of any kind securing all or any part of the Indebtedness. Without limiting the generality of the foregoing, and in addition thereto, Guarantor shall reimburse GBC on demand for all reasonable attorneys' fees and costs GBC incurs in any way relating to Guarantor, Borrower or the Indebtedness, in order to: obtain legal advice; enforce or seek to enforce any of its rights; commence, intervene in, respond to, or defend any action or proceeding; file, prosecute or defend any claim or cause of action in any action or proceeding (including without limitation any probate claim, bankruptcy claim, third-party claim, secured creditor claim, reclamation complaint, and complaint for relief from any stay under the Bankruptcy Code or otherwise); protect, obtain possession of, sell, lease, dispose of or otherwise enforce any security interest in or lien on any property of any kind securing any or all of the Indebtedness; or represent GBC in any litigation with respect to Borrower's or Guarantor's affairs. In the event either GBC or Guarantor files any lawsuit against the other predicated on a breach of this Guaranty, the prevailing party in such action shall be entitled to recover its attorneys' fees and costs of suit from the non-prevailing party. All sums due under this Guaranty shall bear interest from the date due until the date paid at the highest rate charged with respect to any of the Indebtedness.

   15. NOTICES. Any notice which a party shall be required or shall desire to give to the other hereunder (except for notice of revocation, which shall be governed by Section 10 of this Guaranty) shall be given by personal delivery or by telecopier or by depositing the same in the United States mail, first class postage pre-paid, addressed to GBC at its address set forth in the heading of this Guaranty and to Guarantor at its address provided by Guarantor to GBC in writing, and such notices shall be deemed duly given on the date of personal delivery or one day after the date telecopied or 3 business days after the date of mailing as aforesaid. GBC and Guarantor may change their address for purposes of receiving notices hereunder by giving written notice thereof to the other party in accordance herewith. Guarantor shall give GBC immediate written notice of any change in its address.

   16. CLAIMS. Guarantor agrees that any claim or cause of action by Guarantor against GBC, or any of GBC's directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Guaranty, or any other present or future agreement between GBC and Guarantor or between GBC and Borrower, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, whether or not relating hereto or thereto, occurred, done, omitted or suffered to be done by GBC, or by GBC's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Guarantor by the commencement of an action or proceeding in a court of competent jurisdiction within Los Angeles County, California, by the filing of a complaint within one year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and complaint on an officer of GBC or any other person authorized to accept service of process on behalf of GBC, within 30 days thereafter. Guarantor agrees that such one year period is a reasonable and sufficient time for Guarantor to investigate and act upon any such claim or cause of action. The one year period provided herein shall not be waived, tolled, or extended except by a specific written agreement of GBC. This provision shall survive any termination of this Guaranty or any other agreement.

   17. CONSTRUCTION; SEVERABILITY. The term "Guarantor" as used herein shall be deemed to refer to all and any one or more such persons and their obligations hereunder shall be joint and several. As used in this Guaranty, the term "property" is used in its most comprehensive sense and shall mean all property of every kind and nature whatsoever, including without limitation real property, personal property, mixed property, tangible property and intangible property.
If any provision of this Guaranty or the application thereof to any party or circumstance is held invalid, void, inoperative or unenforceable, the remainder of this Guaranty and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Guaranty being severable in any such instance.

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   18. GENERAL PROVISIONS.   GBC shall have the right to seek recourse against
Guarantor to the full extent provided for herein and in any other instrument or agreement evidencing obligations of Guarantor to GBC, and against Borrower to the full extent of the Indebtedness. No election in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of GBC's right to proceed in any other form of action or proceeding or against any other party. The failure of GBC to enforce any of the provisions of this Guaranty at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to GBC by law or under any other instrument or agreement. Time is of the essence in the performance by Guarantor of each and every obligation under this Guaranty. GBC shall have no obligation to inquire into the power or authority of Borrower or any of its officers, directors, employees, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of any such power or authority shall be included in the Indebtedness guaranteed hereby.
This Guaranty is the entire and only agreement between Guarantor and GBC with respect to the guaranty of the Indebtedness of Borrower by Guarantor, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, which are not set forth herein, are superseded hereby. No course of dealings between the parties, no usage of the trade, and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term or provision of this Guaranty. There are no conditions to the full effectiveness of this Guaranty. The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Guarantor and a duly authorized officer of GBC. All rights, benefits and privileges hereunder shall inure to the benefit of and be enforceable by GBC and its successors and assigns and shall be binding upon Guarantor and its successors and assigns. Section headings are used herein for convenience only. Guarantor acknowledges that the same may not describe completely the subject matter of the applicable Section, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof.

   19. GOVERNING LAW; VENUE AND JURISDICTION. This instrument and all acts and transactions pursuant or relating hereto and all rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the internal laws of the State of California. In order to induce GBC to accept this Guaranty, and as a material part of the consideration therefor, Guarantor
(i) agrees that all actions or proceedings relating directly or indirectly hereto shall, at the option of GBC, be litigated in courts located within Los Angeles County, California, (ii) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Guarantor may have to transfer or change the venue of any such action or proceeding.

   20. RECEIPT OF COPY. Guarantor acknowledges receipt of a copy of this Guaranty.

   21. MUTUAL WAIVER OF RIGHT TO JURY TRIAL. GBC AND GUARANTOR HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS GUARANTEE OR ANY SUPPLEMENT OR AMENDMENT THERETO; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GBC AND GUARANTOR ; OR (iii) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OF GBC OR GUARANTOR OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR REPRESENTING GBC OR GUARANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

Guarantor Signature:

  SA TELECOMMUNICATIONS, INC.

  By   /s/ J. David Darnell
    -----------------------------------
  Title  Vice President-Finance
       --------------------------------

Guarantor Signature:

  U.S. COMMUNICATIONS, INC.

  By   /s/ J. David Darnell
    -----------------------------------
  Title  Vice President
       --------------------------------

  Guarantor Signature:

  LONG DISTANCE NETWORK, INC.

  By  /s/ J. David Darnell
    -----------------------------------
  Title  Vice President
       --------------------------------


  Guarantor Signature:

  SOUTHWEST LONG DISTANCE NETWORK, INC.

  By  /s/ J. David Darnell
    -----------------------------------
  Title  Vice President
       --------------------------------

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